[EXHIBIT 10.1]
                    SHARE EXCHANGE AGREEMENT
                    ------------------------

        This  SHARE EXCHANGE AGREEMENT (this "Agreement"),  dated
                                              ---------
as of August 15, 2007, is by and among Six Diamond Resorts International (f/n/a Six Diamond Resorts International), a Cayman Islands exempted company (the "Parent "), Six Diamond Resorts
                                 ------
International, S.A., a company organized under the  laws  of  the
Republic of Panama (the "Company"), and the Stockholders  of  the
                         -------
Company  signatory  hereto  (the  "Stockholders").  Each  of  the
                                   ------------
parties to this Agreement is individually referred to herein as a "Party" and collectively, as the "Parties."

                           BACKGROUND
                           ----------

        The Company has 9,742,000 shares of capital stock (the "Company Stock") outstanding, all of which are held by the
 --------------
Stockholders. Each of the Stockholders is the record and beneficial owner of the number of shares of Company Stock set forth opposite such Stockholder's name on Exhibit A attached
                                             -------
hereto. Each of the Stockholders has agreed to transfer all of his, her or its shares of Company Stock in exchange for a number of newly issued Ordinary Shares, $0.00320375 par value, of the Parent (the "Parent Ordinary Shares") that will, in the
                ------------------------
aggregate, constitute approximately 96.1% of the issued and outstanding share capital of the Parent on a fully-diluted basis as of and immediately after the Closing, and before giving effect to the Financing (as defined in Section 7.12 hereof). The number
                                 ------------
of shares of Parent Ordinary Shares to be received by each Stockholder shall be as listed opposite such Stockholder's name on Exhibit A to this Agreement. The aggregate number of shares of
   ---------
Parent  Ordinary Shares that will be reflected on  Exhibit  A  is
                                                   ----------
referred to herein as the "Shares".
                           ------

        The Board of Directors of the Parent and the Company have determined that it is desirable to effect this plan of reorganization and share exchange.

                            AGREEMENT
                            ---------

        NOW THEREFORE, the parties agree as follows:

                            ARTICLE I

                       Exchange of Shares
                       ------------------

    SECTION  1.01. Exchange by Stockholders. At the  Closing  (as
                   ------------------------
defined  in  Section 1.02), each of the Stockholders shall  sell,
             ------------
transfer, convey, assign and deliver to the Parent its Company Stock free and clear of all Liens (as defined below) in exchange for the Parent Ordinary Shares to be listed on Exhibit A
                                                       ----------
opposite such Stockholder's name.

    SECTION  1.02.  Closing. The closing (the "Closing")  of  the
                    -------                    -------
transactions contemplated hereby (the "Transactions ") shall take place at the offices of Six Diamond Resorts International in Houston, TX commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the

Transactions  contemplated  hereby (other  than  conditions  with respect  to  actions  the respective parties  will  take  at  the
Closing  itself), or such other date and time as the parties  may mutually determine (the "Closing Date").
                         ------------

                           ARTICLE II

         Representations and Warranties of Stockholders
         ----------------------------------------------

    Each of the Stockholders hereby severally (and not jointly) represents and warrants to the Parent with respect to itself, as follows:

    SECTION  2.01. Good Title. The Stockholder is the record  and
                   ----------
beneficial owner, and has good title to its Company Stock, with the right and authority to sell and deliver such Company Stock. Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of the Parent as the new owner of such Company Stock in the share register of the Company, the Parent will receive good title to such Company Stock, free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, stockholder agreements and other encumbrances (collectively, "Liens").
                -----

    SECTION  2.02.  Organization. Each  Stockholder  that  is  an
                    ------------
entity is duly organized and validly existing in its jurisdiction of organization.

    SECTION  2.03. Power and Authority. Each Stockholder that  is
                   -------------------
an entity has the legal power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by the Stockholder to enter into this Agreement and to carry out the Transactions have been properly taken. This Agreement constitutes a legal, valid and binding obligation of the Stockholder, enforceable against such Stockholder in accordance with the terms hereof.

    SECTION  2.04.  No Conflicts. The execution and  delivery  of
                    ------------
this Agreement by the Stockholder and the performance by the Stockholder of its obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign ("Governmental Entity") under any statutes, laws,
            --------------------
ordinances, rules, regulations, orders, writs, injunctions, judgments, or decrees (collectively, "Laws"); (ii) will not
                                         ----
violate any Laws applicable to such Stockholder and (iii) will not violate or breach any contractual obligation to which such Stockholder is a party.

    SECTION  2.05.  No  Finder's Fee.  The  Stockholder  has  not
                    ----------------
created any obligation for any finder's, investment banker's or broker's fee in connection with the Transactions.

    SECTION  2.06. Purchase Entirely for Own Account. The  Parent
                   ---------------------------------
Ordinary Shares proposed to be acquired by the Stockholder hereunder will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof, and the Stockholder has no present intention of selling or otherwise distributing the Parent Ordinary Shares, except in compliance with applicable securities laws.

      SECTION  2.07.  Available Information. The Stockholder  has
                      ---------------------
such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Parent.

    SECTION  2.08. Non-Registration. The Stockholder  understands
                   ----------------
that the Parent Ordinary Shares has not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, if
                                         --------------
issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Stockholder's representations as expressed herein.

    SECTION   2.09.   Restricted  Securities.   The   Stockholder
                      ----------------------
understands that the Parent Ordinary Shares is characterized as "restricted securities" under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Stockholder pursuant hereto, the Parent Ordinary Shares would be acquired in a transaction not involving a public offering. The Stockholder further acknowledges that if the Parent Ordinary Shares is issued to the Stockholder in accordance with the provisions of this Agreement, such Parent Ordinary Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Stockholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

    SECTION  2.10.  Legends.  It is understood  that  the  Parent
                    -------
Ordinary Shares will bear the following legend or one that is substantially similar to the following legend:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER
        APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT
        SECURED BY SUCH SECURITIES TO THE EXTENT PERMITTED BY APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

         (a) Any legend required by the "blue sky" laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

    SECTION  2.11.  Accredited Investor. The  Stockholder  is  an
                    -------------------
"accredited  investor" within the meaning of Rule 501  under  the

Securities Act and was not organized for the specific purpose of acquiring the Parent Ordinary Shares.

                           ARTICLE III

          Representations and Warranties of the Company
          ---------------------------------------------

    The Company represents and warrants to the Parent that:

    SECTION  3.01. Organization, Standing and Power. The  Company
                   --------------------------------
is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on the Company, a material adverse effect on the ability of the Company to perform its obligations under this Agreement or on the ability of the Company to consummate the Transactions (a "Company Material
                                                -----------------
Adverse Effect"). The Company is duly qualified to do business in
--------------
each jurisdiction where the nature of its business or its ownership or leasing of its properties make such qualification necessary except where the failure to so qualify would not reasonably be expected to have a Company Material Adverse Effect. The Company has delivered to the Parent true and complete copies of the memorandum and articles of association of the Company and such other constituent instruments of the Company as may exist, each as amended to the date of this Agreement (as so amended, the "Company Constituent Instruments"), and the comparable charter,
 --------------------------------
organizational documents and other constituent instruments of each Company Subsidiary, in each case as amended through the date of this Agreement.

    SECTION 3.02. Company Subsidiaries; Equity Interests.
                  --------------------------------------

         (a)  The  Company has no subsidiaries and does not  own,
     directly   or  indirectly,  any  capital  stock,  membership
     interest, partnership interest, joint venture interest or other equity interest in any person.

    SECTION  3.03.  Capital  Structure.  The  authorized  capital
                    ------------------
stock of the Company consists of 100,000,000 ordinary shares, $.00320375 par value, of which 400,433 shares are issued and outstanding. Except as set forth above, no shares of capital stock or other voting securities of the Company are issued, reserved for issuance or outstanding. All outstanding shares of the capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the applicable corporate laws of the Republic of Panama, the Company Constituent Instruments or any Contract (as defined in Section 3.05) to which the Company is a
                        ------------
party  or  otherwise bound. Except as set forth in  this  Section
                                                          -------
3.03,  there  are  not  any  bonds, debentures,  notes  or  other
----
indebtedness of Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Stock may vote ("Voting Company Debt"). Except as set forth above, as of the
  --------------------
date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company is a party or by which any of them is bound
(i) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or any Voting Company Debt,
(ii) obligating the Company to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of the Company. There are not any outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of Parent.

    SECTION    3.04.    Authority;   Execution   and    Delivery;
                        ----------------------------------------
Enforceability. The Company has all requisite corporate power and
--------------
authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery by the Company of this Agreement and the consummation by the Company of the Transactions have been duly authorized and approved by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the Transactions. When executed and delivered, this Agreement will be enforceable against the Company in accordance with its terms.

    SECTION 3.05. No Conflicts; Consents.
                  ----------------------

         (a) The execution and delivery by the Company of this Agreement does not, and the consummation of the Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company under, any provision of (i) the Company Constituent Instruments,
(ii)  any  material  contract, lease, license,  indenture,  note, bond, agreement, permit, concession, franchise or other instrument (a "Contract ") to which the Company is a party or by
               --------
which any of its properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 3.05(b),
                                                 ---------------
any  material judgment, order or decree ("Judgment") or  material
                                          --------
Law applicable to the Company or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

         (b) Except for required filings with the Securities and Exchange Commission (the "SEC") and applicable "Blue Sky" or
                            ---
state securities commissions, no material consent, approval, license, permit, order or authorization ("Consent") of, or
                                               -------
registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions.

    SECTION 3.06. Taxes.
                  -----

         (a) The Company has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, have been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         (b)  The  Company Financial Statements  (as  defined  in
Section  3.15) reflect an adequate reserve for all Taxes  payable
-------------
by the Company (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against the Company, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (c) For purposes of this Agreement:

        "Taxes"  includes all forms of taxation, whenever created
         -----
or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, foreign, federal or other Governmental Entity, or in connection with any agreement with respect to Taxes, including all interest, penalties and additions imposed with respect to such amounts.

        "Tax  Return" means all federal, state, local, provincial
         -----------
and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

    SECTION 3.07. Benefit Plans.
                  -------------

         (a) The Company does not have or maintain any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of the Company or any Company Subsidiary (collectively, "Company
                                                          -------
Benefit  Plans").   There  are not any severance  or  termination
--------------
agreements or arrangements between the Company and any current or former employee, officer or director of the Company, nor does the Company have any general severance plan or policy.

         (b) Since the Company's inception, there has not been any adoption or amendment in any material respect by the Company of any Company Benefit Plan.

    SECTION  3.08. Litigation. There is no action, suit, inquiry,
                   ----------
notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility ("Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Company Material Adverse Effect. Neither the Company, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

    SECTION  3.09. Compliance with Applicable Laws.  The  Company
                   -------------------------------
is in compliance with all applicable Laws, including those relating to occupational health and safety and the environment, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has not received any written communication during the past two years from a Governmental Entity that alleges that the Company is not in compliance in any material respect with any applicable Law. This
Section  3.09 does not relate to matters with respect  to  Taxes,
-------------
which are the subject of Section 3.06.
                         ------------

    SECTION  3.10.  Brokers; Schedule of Fees  and  Expenses.  No
                    ----------------------------------------
broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

    SECTION  3.11. Contracts. Except as disclosed in the  Company
                   ---------
Disclosure Letter, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole. Neither the Company nor any Company Subsidiary is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

    SECTION  3.12. Title to Properties. Except as  set  forth  on
                   -------------------
Schedule  3.12, the Company does not own any real  property.  The
--------------
Company has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which the Company has leasehold interests, are free and clear of all Liens and except for Liens that, in the aggregate, do not and will not materially interfere with the ability of the Company to conduct business as currently conducted.

    SECTION  3.13.  Intellectual Property. The Company  owns,  or
                    ---------------------
has validly licensed or otherwise has the right to use, all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights and other proprietary intellectual property rights and computer programs (collectively, "Intellectual Property Rights")
                                   ----------------------------
which are material to the conduct of the business of the Company.
Schedule  3.13 sets forth a true and correct description  of  all
--------------
Intellectual Property Rights which are material to the conduct of the business of the Company. There are no claims pending or, to the knowledge of the Company, threatened that the Company is infringing or otherwise adversely affecting the rights of any person with regard to any Intellectual Property Right. To the knowledge of the Company, no person is infringing the rights of the Company with respect to any Intellectual Property Right.

    SECTION   3.14.  Labor  Matters.  There  are  no   collective
                     --------------
bargaining or other labor union agreements to which the Company is a party or by which it is bound. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

    SECTION 3.15. Financial Statements. Prior to the Closing  the
                  --------------------
Company will deliver to the Parent its audited consolidated financial statements for the fiscal years ended December 31, 2006 and unaudited consolidated financial statements for the period ended June 30, 2007 (collectively, the "Company Financial
                                               ------------------
Statements").  Upon  delivery, the Company  Financial  Statements
----------
will have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and in respect of interim periods subject to year end adjustments. The Company Financial Statements will fairly present in all material respects the financial condition and operating results of the Company, as of the dates, and for the periods, indicated therein. The Company will not have any material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June, 2007, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Company Financial Statements, which, in both cases, individually and in the aggregate would not be reasonably expected to result in a Company Material Adverse Effect.

    SECTION 3.16. Insurance. Schedule 3.16 sets forth a list  and
                  ---------  -------------
description of all insurance policies existing as of the date hereof providing insurance coverage of any nature to the Company. All such policies are sufficient all the Company to continue its business on terms consistent with market for the Company's line of business, are in full force and effect and are enforceable in accordance with their terms, free of any right of termination on the part of any insurance carrier. No claims have been made on any such policies.

    SECTION  3.17.  Transactions With Affiliates  and  Employees.
                    --------------------------------------------
Except as set forth in the Company Financial Statements, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

    SECTION  3.18.  Internal  Accounting  Controls.  The  Company
                    ------------------------------
maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the officers by others within the Company. The Company's officers have evaluated the effectiveness of the Company's controls and procedures. Since December 31, 2006, there have been no significant changes in the Company's internal controls or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

      SECTION 3.19. Solvency. Based on the financial condition of
                    --------
the Company as of the closing date (and assuming that the closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

    SECTION  3.20.  Application  of  Takeover  Protections.   The
                    --------------------------------------
Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to the Stockholders as a result of the Stockholders and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the issuance of the Shares and the Stockholders' ownership of the Shares.

    SECTION 3.21. No Additional Agreements. The Company does  not
                  ------------------------
have any agreement or understanding with any Stockholders with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

    SECTION 3.22. Investment Company. The Company is not, and  is
                  ------------------
not an affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    SECTION  3.23. Disclosure. The Company confirms that  neither
                   ----------
it  nor  any  person  acting  on  its  behalf  has  provided  any
Stockholder or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information and except for information that will be disclosed by the Parent under a current report on Form 8-K filed within four business days after the Closing. The Company understands and confirms that the Stockholders will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Stockholders regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    SECTION  3.24. Information Supplied. None of the  information
                   --------------------
supplied or to be supplied by the Company for inclusion or incorporation by reference in the notice that is required to be sent to the stockholders of the Parent pursuant to Rule 14f-1 (the "14f-1 Notice") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") will, at the date it is first mailed to the Parent's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    SECTION  3.25.  Absence of Certain Changes or Events.  Except
                    ------------------------------------
as disclosed in the Company Financial Statements, from December 31, 2006 to the date of this Agreement, the Company has conducted its business only in the ordinary course, and during such period there has not been:

         (a) any change in the assets, liabilities, financial condition or operating results of the Company, except changes in the ordinary course of business that have not caused, in the aggregate, a Company Material Adverse Effect;

         (b) any damage, destruction or loss, whether or not covered by insurance, that would have a Company Material
     Adverse Effect;

         (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

         (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and the satisfaction or discharge of which would not have a Company Material Adverse Effect;

         (e) any material change to a material Contract by which the Company or any of its assets is bound or subject;

         (f) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets;

         (g) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

         (h)   any   alteration  of  the  Company's   method   of
     accounting or the identity of its auditors;

         (i)   any   declaration  or  payment  of   dividend   or
     distribution of cash or other property to Stockholders or any purchase, redemption or agreements to purchase or redeem any shares of Company Stock;

         (j) any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans; or

         (k)  any arrangement or commitment by the Company to  do
     any of the things described in this Section 3.25.
                                         ------------

    SECTION    3.26.   No   Undisclosed   Events,    Liabilities,
                       ------------------------------------------
Developments  or Circumstances. No event, liability,  development
------------------------------
or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

    SECTION   3.27.  Foreign  Corrupt  Practices.   Neither   the
                     ---------------------------
Company, nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.


                           ARTICLE IV

          Representations and Warranties of the Parent
          --------------------------------------------

        The  Parent  represents  and  warrants  to  each  of  the
Stockholders and the Company that, except as set forth in the reports, schedules, forms, statements and other documents filed by Parent with the SEC and publicly available prior to the date of the Agreement (the "Filed Parent SEC Documents"):1
                       --------------------------

    SECTION  4.01.  Organization, Standing and Power.  Parent  is
                    --------------------------------
duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on Parent, a material adverse effect on the ability of Parent to perform its obligations under this Agreement or on the ability of Parent to consummate the Transactions (a "Parent
                                                       ------
Material  Adverse  Effect").  Parent  is  duly  qualified  to  do
-------------------------
business in each jurisdiction where the nature of its business or their ownership or leasing of its properties make such qualification necessary and where the failure to so qualify would reasonably be expected to have a Parent Material Adverse Effect. Parent has delivered to the Company true and complete copies of the Memorandum and Articles of Association of Parent, as amended to the date of this Agreement (as so amended, the "Parent
                                                           ------
Charter").
-------

    SECTION  4.02.  Subsidiaries; Equity Interests.  Parent  does
                    ------------------------------
not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

    SECTION   4.03.  Capital  Structure.  The  authorized   share
                     ------------------
capital of Parent consists of 100,000,000 Ordinary Shares, $0.00320375 par value per share, and 25,000,000 Preference Shares, $0.00320375 par value. As of the date hereof (i)
9,742,000 shares of Parent Ordinary Shares are issued and outstanding, (ii) no shares of Preference Shares are outstanding and (iii) no shares of Parent Ordinary Shares or Preference Shares are held by Parent in its treasury. Except as set forth above, no ordinary shares or other voting securities of Parent were issued, reserved for issuance or outstanding. All outstanding ordinary shares of Parent are, and all such shares that may be issued prior to the date hereof will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of the Cayman Islands, the Parent Charter or any Contract to which Parent is a party or otherwise bound. There are not any bonds, debentures, notes or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Parent Ordinary Shares may vote ("Voting Parent
                                                   --------------
Debt").  Except  as  set forth above, as  of  the  date  of  this
----
Agreement,   there   are  not  any  options,  warrants,   rights,
convertible or exchangeable securities, "phantom" share rights, share appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Parent is a party or by which it is bound (i) obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold, additional ordinary shares or other equity interests in, or any security convertible or exercisable for or exchangeable into any shares of or other equity interest in, Parent or any Voting Parent Debt, (ii) obligating Parent to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the share capital of the Parent. As of the date of this Agreement, there are not any outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any ordinary shares of the Parent. Except as set forth in Schedule 4.03, the Parent is
                                   -------------
not a party to any agreement granting any securityholder of the Parent the right to cause the Parent to register ordinary shares or other securities of the Parent held by such securityholder under the Securities Act.

    SECTION    4.04.    Authority;   Execution   and    Delivery;
                        -----------------------------------------
Enforceability. The execution and delivery by the Parent of  this
--------------
Agreement and the consummation by the Parent of the Transactions have been duly authorized and approved by the Board of Directors of the Parent and no other corporate proceedings on the part of the Parent are necessary to authorize this Agreement and the Transactions. This Agreement constitutes a legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with the terms hereof.

    SECTION 4.05. No Conflicts; Consents.
                  ----------------------

         (a) The execution and delivery by Parent of this Agreement, does not, and the consummation of Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Parent under, any provision of (i) Parent Charter, (ii) any material Contract to which Parent is a party or by which any of its properties or assets is bound or (iii) subject to the filings and other matters referred to in Section
                                                          -------
4.05(b),  any  material Judgment or material  Law  applicable  to
-------
Parent or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

         (b) No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than the (A) filing with the SEC of a 14f-1 Notice and (B) filing with the SEC of reports under Sections 13 and 16 of the Exchange Act, and (C) filings under state "blue sky" laws, as may be required in connection with this Agreement and the Transactions.

    SECTION 4.06. SEC Documents; Undisclosed Liabilities.
                  --------------------------------------

         (a) Parent has filed all reports, schedules, forms, statements and other documents required to be filed by Parent with the SEC since December 31, 2006, pursuant to Sections 13(a), 14 (a) and 15(d) of the Exchange Act (the "Parent SEC
                                                     ------------
Documents").
---------

         (b) As of its respective filing date, each Parent SEC Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Document, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Parent SEC Document has been revised or superseded by a later filed Parent SEC Document, none of the Parent SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the Parent SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with the U.S. generally accepted accounting principals ("GAAP") (except,
                                                 ----
in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         (c) Except as set forth in the Filed Parent SEC Documents, Parent has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a balance sheet of Parent or in the notes thereto.

         (d) Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the Filed Parent SEC Documents, the Parent has not changed its auditors and the Parent does not have pending before the SEC any request for confidential treatment of information.

    SECTION  4.07. Information Supplied. None of the  information
                   --------------------
supplied or to be supplied by Parent for inclusion or incorporation by reference in the 14f-1 Notice will, at the date it is first mailed to the Parent's shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    SECTION  4.08.  Absence of Certain Changes or Events.  Except
                    ------------------------------------
as disclosed in the Filed Parent SEC Documents, from the date of the most recent audited financial statements included in the Filed Parent SEC Documents to the date of this Agreement, Parent has conducted its business only in the ordinary course, and during such period there has not been:

         (a) any change in the assets, liabilities, financial condition or operating results of the Parent from that reflected in the Parent SEC Documents, except changes in the ordinary course of business that have not caused, in the aggregate, a Parent Material Adverse Effect;

         (b) any damage, destruction or loss, whether or not covered by insurance, that would have a Parent Material Adverse
Effect;

         (c) any waiver or compromise by the Parent of a valuable right or of a material debt owed to it;

         (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Parent, except in the ordinary course of business and the satisfaction or discharge of which would not have a Parent Material Adverse Effect;

         (e) any material change to a material Contract by which the Parent or any of its assets is bound or subject;

         (f) any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

         (g) any resignation or termination of employment of any officer of the Parent;

         (h) any mortgage, pledge, transfer of a security interest in, or lien, created by the Parent, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Parent's ownership or use of such property or assets;

         (i) any loans or guarantees made by the Parent to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

         (j) any declaration, setting aside or payment or other distribution in respect of any of the Parent's share capital, or any direct or indirect redemption, purchase, or other acquisition of any of such share capital by the Parent;

         (k) any alteration of the Parent's method of accounting or the identity of its auditors;

         (l) any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Parent stock option plans; or

         (m) any arrangement or commitment by the Parent to do any of the things described in this Section 4.08.

         SECTION 4.09. Taxes.
                       -----

         (a) Parent has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

         (b) The most recent financial statements contained in the Filed Parent SEC Documents reflect an adequate reserve for all Taxes payable by Parent (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against Parent, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

         (c) There are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of Parent.
Parent is not bound by any agreement with respect to Taxes.

    SECTION  4.10. Absence of Changes in Benefit Plans. From  the
                   -----------------------------------
date of the most recent audited financial statements included in the Filed Parent SEC Documents to the date of this Agreement, there has not been any adoption or amendment in any material respect by Parent of any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, share ownership, share purchase, stock option, phantom shares, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Parent (collectively, "Parent Benefit Plans"). As of
                                   --------------------
the date of this Agreement there are not any employment, consulting, indemnification, severance or termination agreements or arrangements between the Parent and any current or former employee, officer or director of the Parent, nor does the Parent have any general severance plan or policy.

    SECTION  4.11.  ERISA Compliance; Excess Parachute  Payments.
                    --------------------------------------------
The Parent does not, and since its inception never has, maintained, or contributed to any "employee pension benefit plans" (as defined in Section 3(2) of ERISA), "employee welfare benefit plans" (as defined in Section 3(1) of ERISA) or any other Parent Benefit Plan for the benefit of any current or former employees, consultants, officers or directors of Parent.

    SECTION  4.12. Litigation. Except as disclosed in  the  Filed
                   ----------
Parent SEC Documents or in the Parent Disclosure Letter, there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Parent Material Adverse Effect. There has not been, and to the knowledge of the Parent, there is not pending any investigation by the SEC involving the Parent or any current or former director or officer of the Parent (in his or her capacity as such). The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Parent under the Exchange Act or the Securities Act. Neither the Parent nor any subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

    SECTION  4.13.  Compliance with Applicable  Laws.  Except  as
                    --------------------------------
disclosed in the Filed Parent SEC Documents or in the Parent Disclosure Letter, Parent is in compliance with all applicable Laws, including those relating to occupational health and safety and the environment, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. Except as set forth in the Filed Parent SEC Documents or in the Parent Disclosure Letter, Parent has not received any written communication during the past two years from a Governmental Entity that alleges that Parent is not in compliance in any material respect with any applicable Law. The Parent is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Parent Material Adverse Effect. This Section 4.13 does not
                                           ------------
relate to matters with respect to Taxes, which are the subject of
Section 4.09.
------------

    SECTION  4.14. Contracts. Except as disclosed in  the  Parent
                   ---------
Filed SEC Documents, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Parent taken as a whole. Parent is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect.

    SECTION  4.15.  Title  to Properties.  Parent  owns  no  real
                    --------------------
property. Parent has good, valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, are free and clear of all Liens other than Liens that, in the aggregate, do not and will not materially interfere with the ability of the Parent to conduct business as currently conducted. Parent has complied in all material respects with the terms of all material leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect. Parent enjoys peaceful and undisturbed possession under all such material leases.

    SECTION   4.17.  Labor  Matters.  There  are  no   collective
                     --------------
bargaining or other labor union agreements to which the Parent is a party or by which it is bound. No material labor dispute exists or, to the knowledge of the Parent, is imminent with respect to any of the employees of the Parent.

    SECTION  4.19.  Transactions With Affiliates  and  Employees.
                    --------------------------------------------
Except as set forth in the Filed Parent SEC Documents, none of the officers or directors of the Parent and, to the knowledge of the Parent, none of the employees of the Parent is presently a party to any transaction with the Parent (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Parent, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

    SECTION  4.20.  Internal  Accounting  Controls.  The   Parent
                    ------------------------------
maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Parent has established disclosure controls and procedures for the Parent and designed such disclosure controls and procedures to ensure that material information relating to the Parent is made known to the officers by others within those entities. The Parent's officers have evaluated the effectiveness of the Parent's controls and procedures. Since December 31, 2006, there have been no significant changes in the Parent's internal controls or, to the Parent's knowledge, in other factors that could significantly affect the Parent's internal controls.

    SECTION  4.23. No Additional Agreements. The Parent does  not
                   ------------------------
have any agreement or understanding with the shareholders with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

    SECTION 4.24. Investment Company. The Parent is not,  and  is
                  ------------------
not an affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    SECTION  4.25. Disclosure. The Parent confirms  that  neither
                   ----------
it  nor  any  person  acting  on  its  behalf  has  provided  any
Stockholder or its respective agents or counsel with any information that the Parent believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information and except for information that will be disclosed by the Parent under a current report on Form 8-K filed within one business days after the Closing. The Parent understands and confirms that the Stockholders will rely on the foregoing representations and covenants in effecting transactions in securities of the Parent. All disclosure provided to the Stockholders regarding the Parent, its business and the transactions contemplated hereby, furnished by or on behalf of the Parent (including the Parent's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    SECTION   4.26.  Certain  Registration  Matters.  Except   as
                     ------------------------------
specified in the Filed Parent SEC Documents, the Parent has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Parent registered with the SEC or any other governmental authority that have not been satisfied.

    SECTION    4.28.   No   Undisclosed   Events,    Liabilities,
                       -----------------------------------------
Developments  or Circumstances. No event, liability,  development
------------------------------
or circumstance has occurred or exists, or is contemplated to occur with respect to the Parent, its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Parent under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Parent of its Common Stock and which has not been publicly announced.

    SECTION  4.29. Foreign Corrupt Practices. Neither the Parent,
                   -------------------------
nor any of its subsidiaries, nor, to the Parent's knowledge, any director, officer, agent, employee or other person acting on behalf of the Parent or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Parent (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.


                            ARTICLE V

                           Deliveries
                           ----------

    SECTION 5.01. Deliveries of the Stockholders.
                  ------------------------------

         (a)    Concurrently   herewith   each   Stockholder   is
delivering  to  the  Parent  this  Agreement  executed   by   the
Stockholder.

         (b) At or prior to the Closing, each Stockholder shall deliver to the Parent:

            (i)   certificates  representing its  Company  Stock;
        and

            (ii) duly executed stock powers for transfer by the Shareholder of its share capital to the Parent.

    SECTION 5.02. Deliveries of the Parent.
                  ------------------------
         (a) Concurrently herewith, the Parent is delivering:

            (i) to each Shareholder and to the Company, a copy of this Agreement executed by Parent;

            (ii) to the Company, a certificate from the Parent, signed by its Secretary or Assistant Secretary certifying that the attached copies of the Parent Charter, and resolutions of the Board of Directors of the Parent approving the Agreement and the Transactions, are all true, complete and correct and remain in full force and effect;

         (b) At or prior to the Closing, the Parent shall deliver:

            (i) to the Company, a letter of resignation of Joseph Rozelle from all offices he holds with the Parent effective upon the Closing and from his position as a director of the Parent that will become effective upon the 10th day following the mailing by the Parent to its shareholders the 14f-1 Notice;

            (ii) to the Company, evidence of the election of Frank DeLape, as a director and as Executive Chairman of the Parent effective upon the Closing; and

            (iii) to the Company, such pay-off letters and releases relating to liabilities as the Company shall request and such pay-off letters and releases shall be in form and substance satisfactory to the Company.

            (c) At or within 5 business days following the Closing, the Parent shall deliver:

            (i)  to  each  Stockholder, certificates representing
the   new  shares  of  Parent  Ordinary  Shares  issued  to  such
Stockholder as set forth on Exhibit A.
                            ---------

    SECTION 5.03. Deliveries of the Company.
                  -------------------------

              (a)   Concurrently   herewith,   the   Company   is
delivering to the Parent:

              (i) this Agreement executed by Company; and

              (ii) a certificate from the Company, signed by its authorized officer certifying that the attached copies of the Company Constituent Instruments and resolutions of the Board of Directors of the Company approving the Agreement and the Transactions are all true, complete and correct and remain in full force and effect.

              (b) At or prior to the Closing, the Company shall deliver:

              (i) To the Parent, a form of Current Report on Form 8-K, which is substantially in the form to be filed, which includes the financial statements and pro forma financial statements required by the Form 8-K for a reverse merger - shell transaction, together with a signed audit report of the independent accountants for the Company.

                           ARTICLE VI

                      Conditions to Closing
                      ---------------------

    SECTION  6.01. Stockholder and Company Conditions  Precedent.
                   ---------------------------------------------
The obligations of the Stockholders and the Company to enter into and complete the Closing is subject, at the option of the Stockholders and the Company, to the fulfillment on or prior to the Closing Date of the following conditions.

              (a)     Representations    and    Covenants.    The
                      -----------------------------------
representations and warranties of the Parent contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Parent shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Parent on or prior to the Closing Date. The Parent shall have delivered to the Stockholders and the Company, a certificate, dated the Closing Date, to the foregoing effect.

              (b)  Litigation.  No  action,  suit  or  proceeding
                   ----------
shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of the Company or any Stockholders, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Parent or the Company.

              (c)  No  Material Adverse Change. There  shall  not
                   ---------------------------
have been any occurrence, event, incident, action, failure to act, or transaction since December 31, 2006 which has had or is reasonably likely to cause a Parent Material Adverse Effect.

              (d)    Post-Closing   Capitalization.    At,    and
                     -----------------------------
immediately after, the Closing, the authorized capitalization, and the number of issued and outstanding shares of the share capital of the Company and the Parent, on a fully-diluted basis, as indicated on a schedule to be delivered by the Parties at or prior to the Closing, shall be acceptable to the Stockholders in their sole and absolute discretion.

              (e)  SEC  Reports. The Parent shall have filed  all
                   ------------
reports and other documents required to be filed by Parent under the U.S. federal securities laws through the Closing Date.

              (f)   Deliveries.  The  deliveries   specified   in
                    ----------
Section 5.02 shall have been made by the Parent.

              (i)  Satisfactory Completion of Due Diligence.  The
                   ----------------------------------------
Company and the Shareholders shall have completed their legal, accounting and business due diligence of the Parent and the results thereof shall be satisfactory to the Company and the Shareholders in their sole and absolute discretion.

              (j)   Delivery   of  Audit  Report  and   Financial
                    ---------------------------------------------
Statements.   The  Company  shall  have  completed  the   Company
----------
Financial Statements and shall have received an audit report from an independent audit firm that is registered with the Public Company Accounting Oversight Board relating to the fiscal years ended December 2006.

              (k)  Completion  of  Financing. The  Financing  (as
                   -------------------------
defined in Section 7.12 below) shall have been completed or shall
           ------------
be completed simultaneously with the Closing.

              (m)  Agreement  as to Exchange Ratio.  The  Company
                   -------------------------------
and the Stockholders shall have agreed with the Parent regarding the exchange ratio of shares of Parent Ordinary Shares for Shares of Company Stock and each of the Parties shall have mutually agreed on the completion of Exhibit A hereto.

    SECTION  6.02.  Parent Conditions Precedent. The  obligations
                    ---------------------------
of the Parent to enter into and complete the Closing is subject, at the option of the Parent, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Parent in writing.

              (a)     Representations    and    Covenants.    The
                      -----------------------------------
representations and warranties of the Stockholders and the Company contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Stockholders and the Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Stockholders and the Company on or prior to the Closing Date. The Company shall have delivered to the Parent, if requested, a certificate, dated the Closing Date, to the foregoing effect.

              (b)  Litigation.  No  action,  suit  or  proceeding
                   ----------
shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of the Parent, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Parent.

              (c)  No  Material Adverse Change. There  shall  not
                   ---------------------------
have been any occurrence, event, incident, action, failure to act, or transaction since December 31, 2006 which has had or is reasonably likely to cause a Company Material Adverse Effect.

              (d)   Deliveries.  The  deliveries   specified   in
                    ----------
Section 5.01 and Section 5.03 shall have been made by the Stockholders and the Company, respectively.

              (e)  Audited  Financial  Statements  and  Form   10
                   ----------------------------------------------
Disclosure.  The Company shall have provided the Parent  and  the
----------
Stockholders with reasonable assurances that the Parent will be able to comply with its obligation to file a current report on Form 8-K within one (1) business days following the Closing containing the requisite audited consolidated financial statements of the Company and the requisite Form 10-type disclosure regarding the Company.

              (f)    Post-Closing   Capitalization.    At,    and
                     -----------------------------
immediately after, the Closing, the authorized capitalization, and the number of issued and outstanding shares of the Company and the Parent, on a fully-diluted basis, as indicated on a schedule to be delivered by the Parties at or prior to the Closing, shall be acceptable to the Parent in its sole and absolute discretion.

              (g)  Satisfactory Completion of Due Diligence.  The
                   ----------------------------------------
Parent shall have completed its legal, accounting and business due diligence of the Company and the Stockholders and the results thereof shall be satisfactory to the Parent in its sole and absolute discretion.

              (h)   Delivery   of  Audit  Report  and   Financial
                    ---------------------------------------------
Statements.   The  Company  shall  have  completed  the   Company
----------
Financial Statements and shall have received an audit report from an independent audit firm that is registered with the Public Company Accounting Oversight Board relating to the fiscal years ended December 31, 2006 and December 31, 2005. The form and substance of the Financial Statements shall be satisfactory to the Parent in its sole and absolute discretion.

                (i)  Completion of Financing. The  Financing  (as
                     -----------------------
defined in Section 7.12 below) shall have been completed or shall be completed simultaneously with the Closing.

              (j)  Delivery of Panama Counsel Legal Opinion.  The
                   ----------------------------------------
Parent shall have received an opinion from the Company's legal counsel in the Republic of Panama that is satisfactory to the Parent and the investors investing in the Financing.

              (k)  Agreement  as to Exchange Ratio.  The  Company
                   -------------------------------
and the Stockholders shall have agreed with the Parent regarding the exchange ratio of shares of Parent Ordinary Shares for Shares of Company Stock and each of the Parties shall have mutually agreed on the completion of Exhibit A hereto.

              (l)  Registration  Rights  Agreement.  The  Company
                   -------------------------------
shall have entered into a registration rights agreement with such parties as indicated by the Parent and the form and substance of such registration rights agreement shall be reasonably satisfactory to the Parent.


                           ARTICLE VII

                            Covenants
                            ---------

    SECTION  7.07. Filing of 8-K and Press Release. Parent  shall
                   -------------------------------
file, within one business day of the Closing Date, a current report on Form 8-K and attach as exhibits all relevant agreements with the SEC disclosing the terms of this Agreement and other requisite disclosure regarding the Transactions and including the requisite audited consolidated financial statements of the Company and the requisite Form 10 disclosure regarding the Company. In addition, the Parent shall issue a press release prior to 9:30 a.m. (New York Time) on the business day following the Closing Date, announcing the closing of the transaction.

    SECTION 7.01.  Preparation of the 14f-1 Notice; Blue Sky Laws
                   ----------------------------------------------

         (a) As soon as possible following the Closing and in any event, within two business days thereafter, the Company and Parent shall prepare and file with the SEC the 14f-1 Notice in connection with the consummation of this Agreement. The Parent shall cause the 14f-1 Notice to be mailed to the Parent's shareholders as promptly as practicable thereafter.

         (b) Parent shall take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under any applicable state securities laws in connection with the issuance of Parent Ordinary Shares in connection with this Agreement.

    SECTION  7.02. Public Announcements. Parent and  the  Company
                   --------------------
will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Agreement and the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

    SECTION  7.03.  Fees  and Expenses.  All  fees  and  expenses
                    ------------------
incurred in connection with this Agreement shall be paid by the Party incurring such fees or expenses, whether or not this Agreement is consummated.

    SECTION  7.04.  Continued  Efforts.  Each  Party  shall   use
                    ------------------
commercially reasonable efforts to (a) take all action reasonably necessary to consummate the Transactions, and (b) take such steps and do such acts as may be necessary to keep all of its representations and warranties true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date.

    SECTION  7.05. Conduct of Business.  During the  period  from
                   -------------------
the date hereof through the Closing Date, Parent and the Company shall carry on their respective businesses in the ordinary and usual course consistent with past practice.

    SECTION  7.06. Exclusivity. The Parent shall not (i) solicit,
                   -----------
initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of any shares or other voting securities of the Parent, or any assets of the Parent (including any acquisition structured as a merger, consolidation, share exchange or other business combination),
(ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing, or (iii) take any other action that is inconsistent with the Transactions and that has the effect of avoiding the Closing contemplated hereby. The Parent shall notify the Company immediately if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

    SECTION  7.08.  Furnishing of Information.  As  long  as  any
                    -------------------------
Stockholder owns the Shares, the Parent covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Parent after the date hereof pursuant to the Exchange Act. As long as any Stockholder owns Shares, if the Parent is not required to file reports pursuant to such laws, it will prepare and furnish to the Stockholders and make publicly available in accordance with Rule 144(c) promulgated by the SEC pursuant to the Securities Act, such information as is required for the Stockholder to sell the Shares under Rule 144. The Parent further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.


    SECTION  7.09. Preparation of Disclosure Letters. The Parties
                   ---------------------------------
acknowledge and agree that (i) neither the Company nor the Parent has yet delivered the Company Disclosure Letter or the Parent Disclosure Letter, respectively, and (ii) none of the Company, the Stockholders nor the Parent has completed its respective due diligence investigation of the Parent or the Company and the Stockholders, respectively, nor has any of them been provided with copies of, nor had an opportunity to review, the items to be referred to on the Company Disclosure Letter or the Parent Disclosure Letter. The Company and the Stockholders shall deliver to the Parent the Company Disclosure Letter and the Parent shall deliver to the Company and the Stockholders the Parent Disclosure Letter, including copies of all agreements, and other documents referred to thereon, in final form within at least 10 business days prior to the Closing. The Parent, on the one hand, and the Company and the Stockholders, on the other hand, shall have 10 business days following delivery of the Company Disclosure Letter and the Parent Disclosure Letter, along with all related agreements and other documents referred to thereon, respectively, in which to terminate this Agreement if the Parent or the Company and the Stockholders, as the case may be, object to any information contained in such disclosure letters or the contents of any such agreement or other document and the Parties cannot agree on mutually satisfactory modifications thereto.

    SECTION    7.10.    Access.   Each   Party    shall    permit
                        ------
representatives of each other Party to have full access to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to such Party.

    SECTION  7.11.  Preservation of Business. From  the  date  of
                    ------------------------
this Agreement until the Closing Date, each of the Company and the Parent shall operate only in the ordinary and usual course of business consistent with past practice (provided, however, that Parent shall not issue any securities without the prior written consent of the Company), and shall use reasonable commercial efforts to (a) preserve intact its respective business organization, (b) preserve the good will and advantageous relationships with customers, suppliers, independent contractors, employees and other Persons material to the operation of its respective business, and (c) not permit any action or omission which would cause any of its respective representations or warranties contained herein to become inaccurate or any of its respective covenants to be breached in any material respect.

    SECTION   7.12.  Financing.  Parent  shall  use  commercially
                     ---------
reasonable efforts to raise at least $12 million in an equity financing transaction on terms that are satisfactory to the Company and the Stockholders (the " Financing "), which Financing shall be consummated simultaneously with the Closing.

    SECTION 7.13 Legal Opinion re: Transfers of Certain Parent
                 ---------------------------------------------
Shares. Any legal opinion required to be rendered in connection
------
with  any  transfer  of the Parent's shares held by La Pergola
Investments  Limited,  Fountainhead   Investments, Inc.,  Gaha
Ventures, LLC, G4, LLC, Stephen Siedow and Fountainhead Capital Partners Limited (including but not limited to shares issuable on the conversion of the Convertible Note) shall be rendered by Robert L. B. Diener or his duly-appointed designee.


                          ARTICLE VIII

                          Miscellaneous
                          -------------

    SECTION   8.01.  Notices.  All  notices,  requests,   claims,
                     -------
demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

     If to the Parent, to:

          Six Diamond Resorts International
          700 Gemini Suite 100
          Houston, TX 77027

     If to the Company, to:


     If to Stockholders at the addresses set forth in Exhibit A hereto.
                                                      ---------

     with a copy to:


    SECTION    8.02.    Amendments;   Waivers;   No    Additional
                        -----------------------------------------
Consideration. No provision of this Agreement may  be  waived  or
-------------
amended except in a written instrument signed by the Company, Parent and the Stockholders holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Stockholder to amend or consent to a waiver or modification of any provision of any transaction document unless the same consideration is also offered to all Stockholders who then hold Shares.

    SECTION 8.03. Termination.
                  -----------

         (a)  Termination of Agreement. The Parties may terminate
              ------------------------
this Agreement as provided below:

            (i) The Company, the Stockholders and the Parent may terminate this Agreement by mutual written consent at any time prior to the Closing;

            (ii) The Parent may terminate this Agreement by giving written notice to the Company and the Stockholders at any time prior to the Closing (A) in the event the Company or any of the Stockholders have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Parent has notified the Company and/or the Stockholders of the breach, and the breach has continued without cure for a period of twenty days after the notice of breach, or
(B) if the Closing shall not have occurred on or before March 16, 2007 by reason of the failure of any condition precedent under Section 6.02 hereof (unless the failure results primarily from the Parent itself breaching any representation, warranty, or covenant contained in this Agreement); and

            (iii) The Company may terminate this Agreement by giving written notice to the Parent at any time prior to the Closing (A) in the event the Parent has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Company has notified the Parent of the breach, and the breach has continued without cure for a period of twenty days after the notice of breach or (B) if the Closing shall not have occurred on or before March 16, 2007, by reason of the failure of any condition precedent under Section
6.01 hereof (unless the failure results primarily from the Company or the Stockholders themselves breaching any representation, warranty, or covenant contained in this Agreement).

            (b)  Effect  of Termination. If any Party  terminates
                 ----------------------
this Agreement pursuant to Section 8.03(a) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party.

    SECTION  8.04. Replacement of Securities. If any  certificate
                   -------------------------
or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Parent shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in  lieu  of  and  substitution therefor, a  new  certificate  or instrument, but only upon receipt of evidence reasonably satisfactory to the Parent of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Parent may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

    SECTION  8.05.  Remedies. In addition to  being  entitled  to
                    --------
exercise all rights provided herein or granted by law, including recovery of damages, each of the Stockholders, Parent and the

Company will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

    SECTION    8.06.    Independent   Nature   of   Stockholders'
                        -----------------------------------------
Obligations and Rights. The obligations of each Stockholder under
----------------------
this Agreement are several and not joint with the obligations of any other Stockholder, and no Stockholder shall be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement. The decision of each Stockholder to acquire Shares pursuant to this Agreement has been made by such Stockholder independently of any other Stockholder. Nothing contained herein, and no action taken by any Stockholder pursuant hereto, shall be deemed to constitute the Stockholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein. Each Stockholder acknowledges that no other Stockholder has acted as agent for such Stockholder in connection with making its investment hereunder and that no Stockholder will be acting as agent of such Stockholder in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Stockholder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Stockholder to be joined as an additional party in any proceeding for such purpose. Each of the Company and Parent acknowledge that each of the Stockholders has been provided with this same Agreement for the purpose of closing a transaction with multiple Stockholders and not because it was required or requested to do so by any Stockholder.

    SECTION   8.07.   Limitation  of  Liability.  Notwithstanding
                      -------------------------
anything herein to the contrary, each of the Parent and the Company acknowledge and agree that the liability of a Stockholder arising directly or indirectly, under any transaction document of any and every nature whatsoever shall be satisfied solely out of the assets of such Stockholder, and that no trustee, officer, other investment vehicle or any other affiliate of such Stockholder or any investor, shareholder or holder of shares of beneficial interest of such Stockholder shall be personally liable for any liabilities of such Stockholder.

    SECTION  8.08. Interpretation. When a reference  is  made  in
                   --------------
this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

    SECTION  8.09.  Severability. If any term or other  provision
                    ------------
of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that Transactions contemplated hereby are fulfilled to the extent possible.

    SECTION   8.10.   Counterparts;  Facsimile  Execution.   This
                      -----------------------------------
Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

    SECTION  8.11.  Entire Agreement; Third Party  Beneficiaries.
                    --------------------------------------------
This Agreement, taken together with the Company Disclosure Letter and the Parent Disclosure Letter, (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the Transactions and (b) are not intended to confer upon any person other than the Parties any rights or remedies.

    SECTION   8.12.  Governing  Law.  This  Agreement  shall   be
                     --------------
governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Nevada are mandatorily applicable to the Transactions.

    SECTION 8.13. Assignment. Neither this Agreement nor  any  of
                  ----------
the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

                    [Signature Page Follows]


The  Parties  hereto  have  executed  and  delivered  this  Share
Exchange Agreement as of the date first above written.

The Parent:

                                 SIX DIAMOND RESORTS INTERNATIONAL


                                 By:
                                    __________________________________
                                    Name: Thomas W. Colligan
                                    Title:
The Company:

                                 SIX DIAMOND RESORTS INTERNATIONAL, S.A.


                                 By:
                                    __________________________________
                                    Name: Peter Wang
                                    Title: Executive Chairman



  [Stockholder Share Exchange Agreement Signature Pages Follow]

          [Signature Page to Share Exchange Agreement]

The  undersigned Stockholder hereby executes this Share  Exchange
Agreement as of the date first above written.


                                  For Individuals:

                                  ________________________________

                                  ________________________________



                                  Print Name Above



                                  Sign Name Above

          [Signature Page to Share Exchange Agreement]

                                     For Entities:




                                     By:
                                        _________________________
                                        Name:
                                        Title:





                                     By:
                                        _________________________
                                        Name:
                                        Title:





                                     By:
                                        ____________________________
                                        Name:
                                        Title:





                                     By:
                                        _____________________________
                                        Name:
                                        Title:

          [Signature Page to Share Exchange Agreement]